EXHIBIT 99.4

               CON-WAY SUPPLEMENTAL RETIREMENT SAVINGS PLAN

              AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2008

                         TABLE OF CONTENTS



ARTICLE 1 DEFINITIONS.............................................


ARTICLE 2 ELIGIBILITY.............................................


ARTICLE 3 DEFERRALS...............................................

     3.1  Establishment of Accounts...............................
     3.2  Deferrals...............................................
     3.3  Adjustment of Accounts..................................
     3.4  Statement of Accounts...................................
     3.5  FICA Tax................................................

ARTICLE 4 DISTRIBUTION ELECTIONS..................................


ARTICLE 5 DISTRIBUTIONS...........................................

     5.1  Distributions...........................................
     5.2  Lump Sum Payments.......................................
     5.3  Installment Payments....................................
     5.4  Special Rules...........................................

ARTICLE 6 DEATH...................................................

     6.1  Payment to Beneficiary..................................
     6.2  Beneficiary Designation.................................

ARTICLE 7 PLAN ADMINISTRATION.....................................

     7.1  Administrative Committee................................
     7.2  Committee Powers and Duties.............................
     7.3  Company and Employer Functions..........................
     7.4  Indemnification.........................................
     7.5  Claims Procedure........................................

ARTICLE 8 MISCELLANEOUS PROVISIONS................................

     8.1  Unsecured General Creditor..............................
     8.2  Employers' Liability....................................
     8.3  Information Furnished...................................
     8.4  Applicable Law..........................................
     8.5  Plan Binding on All Parties.............................
     8.6  Not Contract of Employment..............................
     8.7  Notices.................................................
     8.8  Nonassignability........................................
     8.9  Successors..............................................
     8.10 Spouse's Interest.......................................
     8.11 Incompetent.............................................
     8.12 Savings Clause..........................................
     8.13 Legal Fees To Enforce Rights............................
     8.14 Payment of Withholding..................................
     8.15 Coordination with Other Benefits........................

ARTICLE 9 AMENDMENT; TERMINATION..................................

     9.1  Amendment...............................................
     9.2  Termination.............................................




           CON-WAY SUPPLEMENTAL RETIREMENT SAVINGS PLAN

          Amended and Restated Effective January 1, 2008

          WHEREAS, the purpose of this Plan is to provide Participants with benefits approximately equal to the increased benefits they would receive under the Con-way Retirement Savings Plan if the Retirement Savings Plan did not limit the amount of compensation that may be taken into account; and

         WHEREAS, the Company has been treating amounts deferred under this Plan since its creation on January 1, 2007, in good faith compliance with Code Section 409A, the regulations thereunder, and any additional guidance (including Notice 2005-1) provided by the Treasury Department thereunder (collectively, "Section 409A"); and

         WHEREAS, the Company hereby amends and restates the Plan to comply with the provisions of Section 409A effective as of January 1, 2008.


                               ARTICLE 1

                              DEFINITIONS

     For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

     "Account" means the account established for a Participant pursuant to
Section 3.1 and adjusted pursuant to Section 3.3.

     "Account Balance" means the balance in the Participant's Account.

     "Administrator" means the Committee or any other person to whom the Committee has delegated the duty and authority for the Plan functions in question.

     "Affiliate" means "Affiliate" as defined in the Retirement Savings Plan.

     "Basic Deferral" means a deferral pursuant to Section 3.2(b).

     "Beneficiary" means a person designated pursuant to Section 6.2 as entitled to benefits in the event of the death of a Participant.

     "Change in Control" means the occurrence of an event described in
Section 409A(a)(2)(v) of the Code with respect to the Company or the Participant's Employer.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Con-way Inc. Administrative Committee.

     "Company" means Con-way Inc.  The Company is the sponsor of the Plan.

     "Employer" means the Company or any Affiliate that has adopted the Plan with the approval of the Company. Documentation of such adoption may include any special provisions that are to be applicable only to employees of the adopting Affiliate. References herein to "Employers" shall mean the Company and all such Affiliates that have adopted the Plan.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Excess Compensation" means the excess of Total Compensation over "Compensation" as defined in the Retirement Savings Plan that is included in the determination of benefits and the administration of the Retirement Savings Plan.

     "Matching Deferral" means a deferral pursuant to Section 3.2(a).

     "Participant" for any Plan Year means any employee of an Employer who participates in the Plan for such Plan Year in accordance with Article 2.

     "Plan" means the Con-way Supplemental Retirement Savings Plan, Amended and Restated Effective January 1, 2008, as evidenced by this instrument, as amended from time to time.

     "Plan Year" means the fiscal year of the Plan, which shall be the calendar year.

     "Plan Year Subaccount" means the portion of a Participant's Account that relates to amounts credited for a particular Plan Year.

     "Retirement" means "Retirement" as defined in the Retirement Savings
Plan.

     "Retirement Savings Plan" means the Con-way Retirement Savings Plan.

     "Spouse" has the meaning set forth in the Defense of Marriage Act of 1996 (P.L. 104-199), as amended. (As of January 1, 2007, this definition is a legal union between one man and one woman as husband and wife.)

     "Termination of Employment" means a "separation from service" from the Company and its Affiliates, within the meaning of section 409A(a)(2)(A)(i) of the Code.

     "Total Compensation" means "Compensation" as defined in the Retirement Savings Plan with the following adjustments:

     (a) Total Compensation includes amounts deferred under the Con-way 2005 Deferred Compensation Plan for Executives and Key Employees that would have constituted "Compensation" (as defined in the Retirement Savings Plan) if it had not been deferred.

     (b)  Total Compensation is not subject to the limitations set forth in section 401(a)(17) of the Code.

     (c) Total Compensation includes only Compensation earned during such time as the Participant is a "Qualified Employee," as defined in the Retirement Savings Plan.

     "Transition Deferral" means a deferral pursuant to Section 3.2(c).

     "Year of Service" means "Year of Service" as defined in the Retirement Savings Plan.

                               ARTICLE 2

                              ELIGIBILITY

     Participation in the Plan shall be limited to a select group of management or highly compensated employees of the Employers, consisting of those participants in the Retirement Savings Plan --

     (a) whose Compensation exceeds the limit imposed by section 401(a)(17) of the Code, or

     (b) who are participants in the Con-way 2005 Deferred Compensation Plan for Executives and Key Employees.

                               ARTICLE 3

                               DEFERRALS

     3.1  Establishment of Accounts

        The Administrator shall establish a notional Account for each Participant, with Plan Year Subaccounts for each Plan Year for which deferrals are made for the Participant.

     3.2  Deferrals

        For each Plan Year, the Administrator shall credit the following amounts to each Participant's Plan Year Subaccount:

     (a)  if the Participant makes the maximum elective deferrals under section 402(g) of the Code or the maximum elective contributions permitted under the terms of the Retirement Savings Plan for the Plan Year, an amount equal to the Participant's Excess Compensation for the Plan Year multiplied by 3%;

     (b) an amount equal to the Participant's Excess Compensation multiplied by the percentage Basic Contribution applicable to the Participant (0%, 3%, 4% or 5%) under the Retirement Savings Plan for each calendar quarter in the Plan Year, taking into account only Compensation with respect to calendar quarters ending on or after the Participant has a "Period of Service" (as such term is defined in the Retirement Savings Plan) of at least six months; and

     (c) an amount equal to the Participant's Excess Compensation multiplied by the percentage Transition Contribution applicable to the Participant (0%, 1%, 2% or 3%) under the Retirement Savings Plan.

     3.3  Adjustment of Accounts

        The Administrator shall add to each Participant's Account all amounts credited pursuant to Section 3.2, shall adjust the Account for income and loss, and shall reduce the Account by forfeitures and by all distributions to the Participant or the Participant's Beneficiary, subject to the following special rules:

     (a) Credits pursuant to Section 3.2 shall be made quarterly, at the same time as the corresponding contributions are made to the Retirement Savings Plan, with no credits for a calendar quarter unless the Participant is employed by an Affiliate on the last day of the quarter.

     (b) The Administrator shall determine income and loss based on the investment elections in effect under the Retirement Savings Plan, including default elections. If the investment election includes "Company Stock" (as such term is defined in the Retirement Savings Plan), the Administrator shall determine income and loss based on the Participant's other investment funds, prorated. If a Participant's investment election includes only Company Stock, the Administrator shall determine income and loss based on the applicable default investment under the Retirement Savings Plan.

     (c) Basic Deferrals and Transition Deferrals shall be 100% vested immediately. Matching Deferrals (as adjusted for income and loss) shall vest at the same time as "Matching Contributions" (as defined in the Retirement Savings Plan) vest under the Retirement Savings Plan. Forfeitures and reinstatements of Matching Deferrals (as adjusted for income and loss) shall occur in accordance with the provisions of the Retirement Savings Plan regarding forfeitures of "Matching Contributions" (as defined in the Retirement Savings Plan).

     (d) If a date for payment under Article 5 or 6 has passed and the Administrator has not located the Participant or Beneficiary, the following shall apply:

          (1) The unclaimed benefit shall be forfeited when the Administrator determines that the person cannot be located using reasonable efforts.

          (2) If the Participant or Beneficiary later establishes a valid claim for the forfeited amount, then such amount, unadjusted for any interim gains or losses, shall be restored to the Participant's Account and distributed in accordance with the regular rules of the Plan.

     3.4  Statement of Accounts

        The Administrator shall send to each Participant quarterly statements in such form as the Administrator deems desirable setting forth the Participant's Account Balance.

     3.5  FICA Tax

        The Participant's share of applicable FICA and other payroll taxes on Matching Deferrals, Basic Deferrals and Transition Deferrals will be withheld from the compensation payable to the Participant, or otherwise collected from the Participant, as determined by the Administrator.

     (a) The applicable FICA and other payroll taxes on Matching Deferrals, to the extent vested at the time of the deferral, and on Basic Deferrals and Transition Deferrals, will be withheld at the approximate time of the deferral.

     (b) If Matching Deferrals are not vested at the time of the deferral, the applicable FICA and other payroll taxes on the Matching Deferrals will be withheld at the approximate time of vesting, with the amount subject to tax adjusted for income or loss pursuant to Section 3.3.

                               ARTICLE 4

                         DISTRIBUTION ELECTIONS

     For each Plan Year, a Participant may elect to receive the balance of the Plan Year Subaccount relating to that Plan Year in a lump sum or in quarterly payments over a period of 5 or 10 years following the Participant's Termination of Employment. Separate elections may be made for (a) Termination of Employment prior to Retirement other than on account of death, and (b) Termination of Employment on account of Retirement. Any election under this Article 4 must be made prior to the beginning of the Plan Year to which it applies; provided, however, that Participants may also make an election under this Article 4 with respect to the Plan Year during which they first accrue a benefit under the Plan, if such election is made within 30 days following the first day of the calendar year immediately following such Plan Year. If the Participant does not make an election for a Plan Year, the Participant will receive the balance of the Plan Year Subaccount relating to that Plan Year in a lump sum following the Participant's Termination of Employment.

                               ARTICLE 5

                             DISTRIBUTIONS

     5.1  Distributions

       In the event of a Termination of Employment other than on account of death, the Participant's Account shall be distributed in accordance with the Participant's elections under Article 4 to the extent vested under Section 3.3(c) and in accordance with this Article.

     5.2  Lump Sum Payments

       Lump sum payments shall be made within 60 days of the Participant's Termination of Employment, but subject to and not before the time permitted by Section 5.4(c).

     5.3  Installment Payments

       Installment payments shall commence on the first day of the quarter following the first full quarter following such Participant's Termination of Employment (or as soon thereafter as administratively practicable), but not before the time permitted by Section 5.4(c). All additional installment payments shall be paid on the first day of the remaining calendar quarters of the payment period (or as soon thereafter as administratively practicable). The amount of each installment payment shall be determined by dividing the Participant's Plan Year Subaccount Balance at the time of the installment payment by the number of the remaining installment payments (including the installment payment being made at that time).

     5.4  Special Rules

       Notwithstanding the preceding Sections of this Article -

     (a) If the balance in a Participant's Account is less than $25,000 (or such other amount as shall be determined by the Committee in its sole discretion) on the date of Termination of Employment, such Account Balance shall be paid to the Participant in a lump sum as soon as practicable following the date of such Termination of Employment (subject to subsection
(c)).

     (b) If the Participant incurs a Termination of Employment within one year after a Change in Control, the Participant's Account shall be distributed in a lump sum within 20 days of the Termination of Employment (subject to subsection (c)).

     (c) If the Participant is a "specified employee" (as determined by the Committee in accordance with Section 409A) and the distribution is to be made on account of the Participant's Termination of Employment, then the lump sum may not be paid, and installments may not commence, before the earlier of -

          (1) the date which is 6 months after the date of the Participant's Termination of Employment, or

          (2)  the date of death of the Participant.

          Any such lump sum or installment payments that were scheduled to be paid during the 6 month period following the Participant's Termination of Employment, but which were delayed pursuant to this Section 5.4(c), shall be paid on or as soon as administratively practicable after the first day of the seventh month after the Participant's Termination of Employment (or if earlier, the date of the Participant's death). Any lump sum or installment payments that were originally scheduled to be paid following the 6 months after the date of the Participant's Termination of Employment shall continue to be paid according to their pre-determined schedule.

                               ARTICLE 6

                                DEATH


     6.1  Payment to Beneficiary


     (a) If a Participant's employment terminates on account of death, the Participant's Account Balance shall be paid to the Participant's Beneficiary in a lump sum within 60 days of the Administrator's receiving proof of the Participant's death. Section 5.4(c)(1) shall not apply.

     (b) If a Participant dies after Termination of Employment but before full distribution of the Participant's Account Balance, the Participant's Account Balance shall be paid to the Participant's Beneficiary at the same time and in the same amounts as the Participant's Account Balance would have been paid to the Participant if the Participant had survived, except that
Section 5.4(c)(2) shall apply with respect to the actual date of death.

     6.2  Beneficiary Designation

      Each Participant shall file a Beneficiary designation form with the Administrator, in such form as the Administrator may approve, naming a specific Beneficiary or Beneficiaries, subject to the rules that apply to designations of beneficiaries under the Retirement Savings Plan, including consent requirements, rules for determining Beneficiaries in the absence of a valid designation, and disclaimers, with such changes as may be made by the Administrator.

                               ARTICLE 7

                          PLAN ADMINISTRATION


     7.1  Administrative Committee

       The Plan shall be administered by the Committee, who may delegate all or any part of that function.

     7.2  Committee Powers and Duties

     (a) The Committee shall interpret the Plan, shall decide any questions about the rights of Participants and their Beneficiaries and in general shall administer the Plan. The Company intends the Plan to meet the requirements of Section 409A, the regulations thereunder, and any additional guidance provided by the Treasury Department. The Committee shall interpret the Plan in such a way as to meet such requirements. Any decision by the Committee shall be final and bind all parties unless determined pursuant to Section 7.5 (or another dispute resolution procedure permitted by applicable law) to have been arbitrary and capricious. The Committee shall have absolute discretion to carry out its responsibilities.

     (b) The Committee shall be the plan administrator under federal laws and regulations applicable to plan administration and shall comply with such laws and regulations. The general counsel for the Company shall be the agent for service of process on the Plan at the Company's address.

     (c) The Committee shall keep records of all relevant data about the rights of all persons under the Plan. The Committee shall determine eligibility to participate, the proper recipient of benefits, the service of any Participant, and (subject to the limitations imposed by Section 409A) the amount and time of distributions, all under the terms of the Plan.

     (d) The Committee may delegate all or part of its administrative duties to one or more agents and may retain advisors to assist it. The Committee may consult with and rely upon the advice of counsel who may be counsel for an Employer.

     (e) Each Employer shall furnish the Committee any information reasonably requested by it for plan administration.

     7.3  Company and Employer Functions

        All Company or Employer functions or responsibilities shall be exercised by the chief executive officer of the Company, who may delegate all or any part of those functions. The Board of Directors of the Company and the Employers have no administrative or investment authority or function and are not plan fiduciaries. Membership on a Board of Directors shall not, by itself, cause a person to be considered a plan fiduciary.

     7.4  Indemnification

        The Company shall indemnify and defend any Plan fiduciary who is an officer, director or employee of an Affiliate from any claim or liability that arises from any action or inaction in connection with the Plan, subject to the following rules:

     (a) Coverage shall be limited to actions taken in good faith that the fiduciary reasonably believed were not inconsistent with the terms of the Plan.

     (b) Negligence by the fiduciary shall be covered to the fullest extent not prohibited by law.

     (c)  Coverage shall apply only to the extent not covered by insurance.

     7.5  Claims Procedure

       Claims for benefits under the Plan shall be administered in accordance with the procedures set forth in this Section and any additional written procedures that may be adopted from time to time by the Administrator.

     (a) The Administrator shall designate one or more persons as claims administrators (hereinafter "Claims Administrators"). Any Participant or Beneficiary or any other person (hereinafter "Claimant") may deliver to a Claims Administrator a written claim for a determination of the amount distributable to the Claimant from the Plan. A claim shall be considered filed when submitted to a Claims Administrator. The Claims Administrator shall respond to the claim in writing. Electronic documents shall be treated as being in writing for purposes of this Section. An authorized representative may act on behalf of the Claimant.

     (b) Any time a claim is wholly or partially denied, the Claimant shall be given written notice of such action within 90 days after the claim is filed, unless special circumstances require an extension of time for processing. If there is an extension, the Claimant shall be notified of the extension, the reason for the extension and the date by which a claim determination is expected within the initial 90 day period. The extension shall not exceed 180 days after the claim is filed. Such notice will include:

          (1)  The reason for denial;

          (2) The specific provisions of the Plan on which the denial is based;

          (3) An explanation of the claims appeal procedure including the time limits applicable to the procedure and a statement of the Claimant's right to bring a civil action under section 502(a) of ERISA; and

          (4) A description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary.

     (c) Any person who has had a claim denied by the Claims Administrator, who disputes the determination, or is otherwise adversely affected by action of the Claims Administrator, shall have the right to appeal the claim to the Director, Con-way Enterprise Benefits Office (hereinafter the "Director"). The Director shall provide a full and fair review of the appeal that takes into account all comments, documents, records, and other information submitted relating to the claim, without regard to whether the information was previously submitted or considered in the initial benefit determination. Such appeal must be in writing, and must be made within 60 days after such person is advised of the Claims Administrator's action. If written request for appeal is not made within such 60-day period, the Claimant shall forfeit the right to appeal the claim. The Claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits. The Claimant may submit written comments, documents, records and other information relating to the claim.

     (d) The Director shall then review the claim appeal. The Director may hold a hearing if it is deemed necessary and shall issue a written decision reaffirming, modifying or setting aside the initial determination by the Claims Administrator within a reasonable time and not later than 60 days after receipt of the written request for review, or 120 days if special circumstances, such as a hearing, require an extension. If an extension is required, the Claimant shall be notified in writing within the initial 60-day period of the extension, the special circumstances requiring the extension and the date by which the Plan expects to render a determination.

     (e) A copy of the decision shall be furnished to the Claimant. The decision shall set forth the specific reasons for the decision and specific Plan provisions on which it is based, a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim, and a statement of the Claimant's right to bring a civil action under section 502(a) of ERISA. The decision shall be final and binding upon the Claimant and all other persons involved.


                               ARTICLE 8

                        MISCELLANEOUS PROVISIONS


     8.1  Unsecured General Creditor

       Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of any Employer. Any and all of the Employers' assets shall be, and remain, their general, unpledged and unrestricted assets. The Employers' obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

     8.2  Employers' Liability

       Amounts payable to a Participant or Beneficiary under this Plan shall be paid from the general assets of the Employers (including without limitation the assets of any trust established to fund payment of obligations hereunder) exclusively.

     8.3  Information Furnished

       The Administrator may accept as correct and rely on any information furnished by an Employer. The Administrator may require satisfactory proof of age, marital status or other data from a Participant, Spouse, Beneficiary, or alternate payee under a qualified domestic relations order as defined in section 206(d) of ERISA. The Administrator may adjust any retirement benefit and may recoup overpayments if an error in relevant data or calculation is discovered.

     8.4  Applicable Law

        The Plan shall be construed according to the laws of California except as preempted by federal law.

     8.5  Plan Binding on All Parties

        The Plan shall be binding upon the heirs, personal representatives, successors and assigns of all present and future parties.

     8.6  Not Contract of Employment

       The Plan shall not be a contract of employment between an Employer and any Employee, and no Employee may object to amendment or termination of the Plan. The Plan shall not prevent any Employer from discharging any Employee at any time, with or without cause.

     8.7  Notices

       Except as otherwise required or permitted under the Plan or applicable law, any notice or direction under the Plan shall be in writing and shall be effective when actually delivered or when deposited postpaid as first-class mail. Notices to any Employer or the Administrator shall be directed to:

----------------------------------------------------------
|Enterprise Benefits Office|  |Enterprise Benefits Office|
|Con-way Inc.              |or|Con-way Inc.              |
|1717 NW 21st              |  |PO Box 3680               |
|Portland, OR  97209       |  |Portland, OR  97208       |
----------------------------------------------------------

     8.8  Nonassignability

       Neither a Participant nor any other person shall have the right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency. Notwithstanding the preceding provisions of this section, the Administrator will recognize the provisions of a qualified domestic relations order as defined in section 206(d) of ERISA that does not change the timing of any benefit payments to the Participant.

     8.9  Successors

        The provisions of this Plan shall be binding upon and inure to the benefit of the Employers and their successors and assigns and the Participant, the Participant's Beneficiaries, and their permitted successors and assigns.

     8.10 Spouse's Interest

        The interest in the benefits hereunder of a Spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such Spouse in any manner, including but not limited to such Spouse's will, nor shall such interest pass under the laws of intestate succession.

     8.11 Incompetent

        If the Administrator determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Administrator may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Administrator may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate and/or such indemnification of the Administrator, the Company and the Participant's Employer and security, as it deems appropriate, in its sole discretion, prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant or the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

     8.12 Savings Clause

        The Company intends the Plan to meet the requirements of Code Section 409A and the Plan shall be interpreted consistent with such intent. Any Plan provision that does not meet such requirements shall be void to the extent permitted under Section 409A.

     8.13 Legal Fees To Enforce Rights

       If any Employer has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if any Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company irrevocably authorizes such Participant to retain counsel chosen by the Participant and agrees to pay the reasonable legal fees and expenses of the Participant incurred in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, any other Employer, or any director, officer, shareholder or other person affiliated with the Company, or any successor thereto in any jurisdiction, provided that such Participant prevails in such action.


     8.14 Payment of Withholding

        As a condition of receiving benefits under the Plan, the Participant shall pay to the applicable Employer not less than the amount of all applicable federal, state, local and foreign taxes required by law to be paid or withheld relating to the receipt or entitlement to benefits hereunder.
The Employer may withhold taxes from any benefits paid and/or from any other compensation paid, in its sole discretion.

     8.15 Coordination with Other Benefits

        The benefits provided for a Participant and the Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Company and its Affiliates. In no event shall distributions under the Plan have the effect of increasing payments otherwise due under the various retirement plans of the Company or its Affiliates.

                               ARTICLE 9

                         AMENDMENT; TERMINATION

     9.1  Amendment

        The Board of Directors of the Company or its delegate may amend the Plan at any time. The chief executive officer of the Company may amend the Plan to make technical, administrative or editorial changes on advice of counsel to comply with applicable law or to simplify or clarify the Plan.
The chief executive officer may delegate the amendment authority. The Plan may be amended retroactively to the extent required to qualify the Plan under
Section 409A of the Code and as otherwise permitted by applicable law and regulations. No amendment shall reduce any Participant's Account Balance, or the vested percentage of the Participant's Account, as of the date the amendment is adopted or is effective, whichever is later.

     9.2  Termination

        The Board of Directors of the Company or its delegate may terminate the Plan at any time, subject to the requirements of Section 409A of the Code.

        IN WITNESS WHEREOF, the Company has amended and restated this Plan effective as of January 1, 2008.

                                 CON-WAY INC.


                                 By:   /s/ Jennifer W. Pileggi
                                   ------------------------------------
                                   Jennifer W. Pileggi,
                                   Senior Vice President, General Counsel
                                   and Secretary

                                 Dated:  September 22, 2007